                                                                   EXHIBIT 10.49



SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:      MTI TECHNOLOGY CORPORATION
ADDRESS:       4905 E. LA PALMA AVENUE
               ANAHEIM, CA  92807

DATED AS OF NOVEMBER 8, 2001

         THIS AMENDMENT TO LOAN DOCUMENTS (THIS "AMENDMENT") is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

         Borrower and Silicon hereby agree to amend the Loan and Security Agreement between them, dated as of October 29, 2001 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), as set forth below, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement, as amended by this Amendment.)

         1.       AMENDMENTS TO LOAN AGREEMENT.

                  (a) The paragraph set forth in Section 1 of the Schedule to Loan and Security Agreement that is captioned "Foreign Exchange Contract Sublimit" and currently reads as follows:

                                        "Foreign Exchange Contract Sublimit. If
                                        there is availability hereunder, then
                                        Borrower or its wholly-owned subsidiary,
                                        MTI Technology Ireland, Ltd., may enter
                                        in foreign exchange forward contracts
                                        with Silicon under which Borrower (or,
                                        if applicable, MTI Technology Ireland,
                                        Ltd.) commits to purchase from or sell
                                        to Silicon a set amount of foreign
                                        currency more than 1 business day after
                                        the contract date (the "Foreign Exchange
                                        Contracts"). Silicon will subtract 10%
                                        of each outstanding Foreign Exchange
                                        Contract and apply it to the then extant foreign exchange Reserve (subject to the Overall Ancillary Sublimit set forth below, the "FX Reserve"; which foreign exchange Reserve shall not exceed $2,000,000); it being understood and agreed that, at such time as any such Foreign Exchange Contract is no



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SILICON VALLEY BANK              CERTIFIED RESOLUTION AND INCUMBENCY CERTIFICATE
--------------------------------------------------------------------------------


                                        longer outstanding and Silicon does not
                                        have any outstanding obligations
                                        thereunder, the F/X Reserve shall be
                                        reduced by the 10% of such Foreign
                                        Exchange Contract previously so applied
                                        to such F/X Reserve. The total Foreign
                                        Exchange Contracts at any one time may
                                        not exceed 10 times the amount of the FX
                                        Reserve. Silicon may terminate the
                                        Foreign Exchange Contracts if an Event
                                        of Default occurs and is continuing.
                                        Borrower (or, if applicable, MTI
                                        Technology Ireland, Ltd.) will execute
                                        and deliver all standard applications
                                        and agreements of Silicon in connection
                                        with Foreign Exchange Contracts and pay
                                        all standard fees and charges of
                                        Silicon."

, is hereby amended and restated in its entirety to read as follows:

                                        "Foreign Exchange Contract Sublimit. If
                                        there is availability hereunder, then
                                        Borrower or its wholly-owned subsidiary,
                                        MTI Technology B.V., a company organized under the laws of The Netherlands and successor-in-interest to all or substantially all assets and liabilities of MTI Technology Ireland, Ltd. ("MTITBV"), may enter in foreign exchange forward contracts with Silicon under which Borrower (or, if applicable, MTITBV) commits to purchase from or sell to Silicon a set amount of foreign currency more than 1 business day after the contract date (the "Foreign Exchange Contracts"). Silicon will subtract 10% of each outstanding Foreign Exchange Contract and apply it to the then extant foreign exchange Reserve (subject to the Overall Ancillary Sublimit set forth below, the "FX Reserve"; which foreign exchange Reserve shall not exceed $2,000,000); it being understood and agreed that, at such time as any such Foreign Exchange Contract is no longer outstanding and Silicon does not have any outstanding obligations thereunder, the F/X Reserve shall be reduced by the 10% of such Foreign Exchange Contract previously so applied to such F/X Reserve. The total Foreign Exchange Contracts at any one time may not exceed 10 times the amount of the FX Reserve. Silicon may terminate the Foreign Exchange Contracts if an Event of Default occurs and is continuing. Borrower (or, if applicable, MTITBV) will execute and deliver all standard applications and agreements of Silicon in



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

                                        connection with Foreign Exchange
                                        Contracts and pay all standard fees and
                                        charges of Silicon."

                  (b) The representation and warranty set forth in Section 8 of the Schedule to Loan and Security Agreement that currently reads as follows:

                                        "Borrower hereby further represents and
                                        warrants that its wholly-owned
                                        subsidiary known as MTI Technology
                                        Europe is a company organized under the
                                        laws of England (rather than the laws of Ireland, as incorrectly stated in
                                        Exhibit 23 to Borrower's Annual Report
                                        on Form 10-K for the Fiscal Year ended
                                        April 7, 2001 filed with the Securities
                                        and Exchange Commission as of June 12,
                                        2001) and that the bulk of Borrower's
                                        consolidated business activities and
                                        assets located in Europe are conducted
                                        and owned by "Irish Sub" (as defined in
                                        Section 9 of this Schedule) and not by
                                        MTI Technology Europe."

, is hereby captioned "European Operations" and amended and restated in its entirety to read as follows:

                 "EUROPEAN OPERATIONS:               Borrower hereby further
                                                     represents and warrants
                                                     that: (a) its wholly-owned
                                                     subsidiary known as MTI
                                                     Technology Europe is a
                                                     company organized under the
                                                     laws of England (rather
                                                     than the laws of Ireland,
                                                     as incorrectly stated in
                                                     Exhibit 23 to Borrower's
                                                     Annual Report on Form 10-K
                                                     for the Fiscal Year ended
                                                     April 7, 2001 filed with
                                                     the Securities and Exchange
                                                     Commission as of June 12,
                                                     2001); (b) MTITBV has
                                                     acquired all or
                                                     substantially all of the
                                                     assets, liabilities, and
                                                     business activities of MTI
                                                     Technology Ireland, Ltd.
                                                     ("Irish Sub"); and (c) the
                                                     bulk of Borrower's
                                                     consolidated business
                                                     activities and assets
                                                     located in Europe are
                                                     conducted and owned by
                                                     MTITBV and not by MTI
                                                     Technology Europe or Irish
                                                     Sub."

                  (c) Section 9(5) of the Schedule to Loan and Security Agreement, which currently reads as follows:

                                    "(5)    WARRANTS. Borrower shall provide
                                            Silicon with five-year warrants to
                                            purchase the Designated Number (as
                                            defined below) of shares of common
                                            stock of the Borrower (the
                                            "Shares"), at a price per share
                                            equal to the Designated Price (as
                                            defined below), on terms acceptable
                                            to Silicon, all as set forth in the
                                            Warrant to Purchase Stock (the
                                            "Warrant") and related



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

                                            Registration Rights Agreement being
                                            executed concurrently with this
                                            Agreement. Said warrants shall be
                                            deemed fully earned on the date
                                            hereof, shall be in addition to all
                                            interest and other fees, and shall
                                            be non-refundable. As used herein,
                                            the term "Designated Price" means
                                            the closing price of the Shares
                                            reported for the trading day
                                            immediately before the date of this
                                            Agreement. As used herein, the term
                                            "Designated Number" means the
                                            quotient obtained from dividing (a)
                                            $450,000 by (b) the Designated
                                            Price."

, is hereby amended and restated in its entirety to read as follows:

                                    "(5)    WARRANTS. Borrower shall provide
                                            Silicon with five-year warrants to
                                            purchase the Designated Number (as
                                            defined below) of shares of common
                                            stock of the Borrower (the
                                            "Shares"), at a price per share
                                            equal to the Designated Price (as
                                            defined below), on terms acceptable
                                            to Silicon, all as set forth in the
                                            Warrant to Purchase Stock (the
                                            "Warrant") and related Registration
                                            Rights Agreement being executed and
                                            delivered on or about November __,
                                            2001. Said warrants shall be deemed
                                            fully earned on the date of this
                                            Agreement, shall be in addition to
                                            all interest and other fees, and
                                            shall be non-refundable. As used
                                            herein, the term "Designated Price"
                                            means the closing price of the
                                            Shares reported for the trading day
                                            immediately before the date of
                                            execution and delivery of the
                                            Warrant. As used herein, the term
                                            "Designated Number" means the
                                            quotient obtained from dividing (a)
                                            $450,000 by (b) the Designated
                                            Price."

                  (d) Section 9(6) of the Schedule to Loan and Security Agreement, which currently reads as follows:

                                    "(6)    IRISH SUB GUARANTY. MTI Technology
                                            Ireland, Ltd., a company organized
                                            under the laws of Ireland and
                                            wholly-owned subsidiary of Borrower
                                            ("Irish Sub"), shall execute and
                                            deliver to Silicon a continuing
                                            guaranty with respect to all of the
                                            Obligations, in form and substance
                                            satisfactory to Silicon, and
                                            certified resolutions or other
                                            evidence of authority with respect
                                            to the execution and delivery of
                                            such



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

                                            guaranty. Throughout the term of
                                            this Agreement, Borrower shall not
                                            cause, suffer, or permit such
                                            guaranty to cease to be in full
                                            force and effect."

, is hereby amended and restated in its entirety to read as follows:

                                    "(6)    MTITBV GUARANTY. MTITBV shall
                                            execute and deliver to Silicon a
                                            continuing guaranty with respect to
                                            all of the Obligations, in form and
                                            substance satisfactory to Silicon,
                                            and certified resolutions or other
                                            evidence of authority with respect
                                            to the execution and delivery of
                                            such guaranty. Throughout the term
                                            of this Agreement, Borrower shall
                                            not cause, suffer, or permit such
                                            guaranty to cease to be in full
                                            force and effect."

                  (e) Section 9(7) of the Schedule to Loan and Security Agreement, which currently reads as follows:

                                    "(7)    CORPORATE GUARANTY. Borrower shall
                                            execute and deliver to Silicon a
                                            continuing guaranty with respect to
                                            all of the obligations of Irish Sub
                                            owing to Silicon, in form and
                                            substance satisfactory to Silicon,
                                            and certified resolutions or other
                                            evidence of authority with respect
                                            to the execution and delivery of
                                            such guaranty. Throughout the term
                                            of this Agreement, Borrower shall
                                            not cause, suffer, or permit such
                                            guaranty to cease to be in full
                                            force and effect."

, is hereby amended and restated in its entirety to read as follows:

                                    "(7)    CORPORATE GUARANTY. Borrower shall
                                            execute and deliver to Silicon a
                                            continuing guaranty with respect to
                                            all of the obligations of MTITBV
                                            owing to Silicon, in form and
                                            substance satisfactory to Silicon,
                                            and certified resolutions or other
                                            evidence of authority with respect
                                            to the execution and delivery of
                                            such guaranty. Throughout the term
                                            of this Agreement, Borrower shall
                                            not cause, suffer, or permit such
                                            guaranty to cease to be in full
                                            force and effect."

                  (f) Section 9(8) of the Schedule to Loan and Security Agreement, which currently reads as follows:

                                    "(8)    INTERCOMPANY SUBORDINATION
                                            AGREEMENT. Borrower and Irish Sub
                                            (each, an "Obligor") shall execute
                                            and



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

                                            deliver to Silicon a subordination
                                            agreement with respect to all of the
                                            Inside Debt of each Obligor owing to
                                            any other Obligor, on Silicon's
                                            standard form, and certified
                                            resolutions or other evidence of
                                            authority with respect to the
                                            execution and delivery of such
                                            subordination agreement, Throughout
                                            the term of this Agreement, Borrower
                                            shall not cause, suffer, or permit
                                            such subordination agreement to
                                            cease to be in full force and
                                            effect."

, is hereby amended and restated in its entirety to read as follows:

                                    "(8)    INTERCOMPANY SUBORDINATION
                                            AGREEMENT. Borrower and MTITBV
                                            (each, an "Obligor") shall execute
                                            and deliver to Silicon a
                                            subordination agreement with respect
                                            to all of the Inside Debt of each
                                            Obligor owing to any other Obligor,
                                            on Silicon's standard form, and
                                            certified resolutions or other
                                            evidence of authority with respect
                                            to the execution and delivery of
                                            such subordination agreement,
                                            Throughout the term of this
                                            Agreement, Borrower shall not cause,
                                            suffer, or permit such subordination
                                            agreement to cease to be in full
                                            force and effect."

                  (g) The Schedule to Loan and Security Agreement hereby is amended by adding thereto, in proper numerical order, the following as a new
Section 9(9) of the Schedule to Loan and Security Agreement:

                                    "(9)    ASSIGNMENT AND ASSUMPTION. Borrower
                                            shall cause each of MTITBV and Irish
                                            Sub to execute and deliver to
                                            Silicon (and Borrower shall consent
                                            to) an assignment and assumption of
                                            Foreign Exchange Contract
                                            obligations, in form and substance
                                            satisfactory to Silicon."

         2. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]



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

         3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   BORROWER:                                 SILICON:

   MTI TECHNOLOGY CORPORATION                SILICON VALLEY BANK

   BY /s/ Thomas P. Raimondi                 BY /s/ Patrick J. O'Donnell
     ------------------------------            ---------------------------------
     PRESIDENT OR VICE PRESIDENT             TITLE  Vice President and Regional
                                                    Market Manager
                                                  ------------------------------
   BY /s/ Paul W. Emery, II
     ------------------------------
     SECRETARY OR ASS'T SECRETARY



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

SILICON VALLEY BANK

CERTIFIED RESOLUTION AND INCUMBENCY CERTIFICATE

BORROWER:           MTI TECHNOLOGY CORPORATION,

                    A CORPORATION ORGANIZED UNDER THE LAWS OF THE

                    STATE OF DELAWARE

DATE:               NOVEMBER 8, 2001

I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

     RESOLVED, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

     RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

     RESOLVED FURTHER, that, in connection with the foregoing loans, this corporation shall issue to Silicon five-year warrants to purchase the Designated Number of shares of common stock of this corporation (the Shares"), at a price per share equal to the Designated Price, on the terms and provisions set forth in a Warrant to Purchase Stock and related documents, on terms and conditions as Silicon and this corporation shall agree; any officer of this corporation is hereby



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

     authorized to execute and deliver such Warrant to Purchase Stock and related documents, and all documents and instruments relating thereto, in such form and containing such additional provisions as said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval. As used herein, the term "Designated Price" means the closing price of the Shares reported for the trading day immediately before the issuance date of such Warrant to Purchase Stock. As used herein, the term "Designated Number" means the quotient obtained from dividing (a) $450,000 by (b) the Designated Price.

     RESOLVED FURTHER, that (WHEREAS, it is in the direct interest of this corporation to assist MTI Technology B.V., a company organized under the laws of The Netherlands and successor-in-interest to all or substantially all assets and liabilities of MTI Technology Ireland, Ltd. (the "Obligor") in procuring credit from Silicon, because Obligor is an affiliate of this corporation, furnishes goods or services to this corporation, purchases or acquires goods or services from this corporation, and/or otherwise has a direct or indirect corporate or business relationship with this corporation), any officer of this corporation is hereby authorized and directed to: execute and deliver on behalf of this corporation a guarantee with respect to all indebtedness, liabilities and obligations of Obligor to Lender, whether now existing or hereafter arising or acquired; to pledge or assign to Lender, and to grant to Lender a security interest and lien in, any and all assets and property, real and personal, of this corporation as security for all indebtedness, liabilities and obligations of this corporation to Lender, now existing or hereafter arising, including without limitation the obligations of this corporation under said guarantee, and to execute and deliver in connection therewith, one or more pledge agreements, assignments, security agreements Uniform Commercial Code financing statements, deeds of trust and mortgages, in form and substance satisfactory to Lender; to execute and deliver any and all amendments, modifications, extensions, renewals, replacements and agreements, documents, instruments relating to the foregoing or requested by Lender; and to execute and deliver any and all instruments, papers and documents and to do all other acts that said officers may deem convenient or proper to effectuate the purpose and intent of these resolutions.

     RESOLVED FURTHER, that Silicon may conclusively rely upon a certified copy of these resolutions and a certificate of the Secretary or Ass't Secretary of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.



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

                  The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES                               OFFICE(S)                         ACTUAL SIGNATURES
-----                               ---------                         -----------------

                                     Vice Chairman, President and
Thomas P. Raimondi                   Chief Executive Officer          X /s/ Thomas P. Raimondi
------------------------------      ------------------------------     ---------------------------

Paul W. Emery, II                   Chief Operating Officer           X /s/ Paul W. Emery, II
------------------------------      ------------------------------     ---------------------------

                                    Senior Vice President
                                    Manufacturing and Customer
V.S. Venkataraman                   Service                           X /s/ Venki Venkataraman
------------------------------      ------------------------------     ---------------------------

                                                                      X
------------------------------      ------------------------------     ---------------------------


                  IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.


                                        /s/ Paul W. Emery, II
                                        ----------------------------------------
                                            Secretary or Assistant Secretary



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